UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2016

Cole Office & Industrial REIT (CCIT II), Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55436	46-2218486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Office & Industrial REIT (CCIT II), Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on June 27, 2016 to provide the financial information required by Item 9.01 relating to our acquisition of an industrial building located in Ruskin, Florida, as described in such Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired
Page
Overview	3

Independent Auditors’ Report	4

Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2016 (Unaudited) and the Year Ended December 31, 2015	5

Notes to the Statements of Revenues and Certain Operating Expenses for the Three Months Ended March 31, 2016 (Unaudited) and the Year Ended December 31, 2015	6

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2016	8

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2015	9

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)	10

(c) Shell Company Transactions
None

(d) Exhibits
None

Overview
On June 21, 2016, VEREIT ID Ruskin FL, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Cole Corporate Income Operating Partnership II, LP (“CCI II OP”), which is the operating partnership of the Company, acquired an industrial building totaling approximately 1.0 million square feet located in Ruskin, Florida (the “Property”). The Property was constructed in 2014 and is 100% leased to Amazon.com.dedc, LLC (the “Tenant”), a wholly owned subsidiary of Amazon.com, Inc., which guarantees the lease. The lease commenced on August 15, 2014.
The purchase price of the Property was $103.6 million, exclusive of closing costs. The acquisition was funded with proceeds from our ongoing public offering of common stock and borrowings from CCI II OP’s secured revolving credit facility with JPMorgan Chase Bank, N.A. as administrative agent, as described in the Company’s Current Report on Form 8-K and Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on March 24, 2016 and August 12, 2016, respectively (the “Credit Facility”).
In evaluating the Property as a potential acquisition, including the determination of an appropriate purchase price to be paid for the Property, we considered a variety of factors, including the condition and financial performance of the Property; the terms of the existing lease and the creditworthiness of the tenant; property location, visibility and access; age of the Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. We do not currently have plans to incur any significant costs to renovate, improve or develop the Property, and we believe that the Property is adequately insured.
After reasonable inquiry, we are not aware of any material factors relating to the Property, other than the factors disclosed herein, that would cause the reported financial information not to be indicative of future operating results.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Cole Office & Industrial REIT (CCIT II), Inc.
Phoenix, Arizona

We have audited the accompanying Statement of Revenues and Certain Operating Expenses of VEREIT ID Ruskin FL, LLC (the “Property”) for the year ended December 31, 2015, and the related notes (the “Historical Summary”).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

We draw attention to Note 1 to the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of Cole Office & Industrial REIT (CCIT II), Inc.) and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
September 2, 2016

VEREIT ID Ruskin FL, LLC
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2016 (Unaudited) and the
Year Ended December 31, 2015
(in thousands)

	Three Months Ended March 31, 2016 (Unaudited)	Year Ended December 31, 2015
Revenues:
Rental income	$1,685	$6,759
Tenant reimbursement income	420	1,530
Total revenues	2,105	8,289

Certain operating expenses:
Real estate tax	250	910
Property operating	170	641
Total certain operating expenses	420	1,551
Revenues in excess of certain operating expenses	$1,685	$6,738

See accompanying Notes to Statements of Revenues and Certain Operating Expenses.

VEREIT ID Ruskin FL, LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2016 (Unaudited) and
the Year Ended December 31, 2015

NOTE 1 – BASIS OF PRESENTATION
On June 21, 2016, Cole Office & Industrial REIT (CCIT II), Inc. (the “Company”) acquired an office building totaling approximately 1.0 million square feet located in Ruskin, Florida (“VEREIT ID Ruskin FL, LLC” or the “Property”). The Property was constructed in 2014 and is 100% leased to the Tenant under a lease that commenced on August 15, 2014.
The statements of revenues and certain operating expenses (the “Historical Summary”) have been prepared for the purpose of complying with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) for inclusion in a Current Report on Form 8-K/A of the Company, and with the provisions of Rule 3-14 of Regulation S-X, which require certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property subsequent to its acquisition by the Company. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the financial statements are not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist primarily of property management fees, disposition costs and any adjustments related to the fair value method of accounting.
The Historical Summary for the three months ended March 31, 2016 is unaudited. In the opinion of management, the unaudited interim period includes all adjustments, which are of normal and recurring nature, necessary for a fair and consistent presentation of the Property’s results of operations. The results of operations for the unaudited interim period presented are not necessarily indicative of full year results of operations.
In the preparation of the accompanying Historical Summary, subsequent events were evaluated through September 2, 2016, the date the report including the Historical Summary was issued.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
The tenant lease in place for the Property is accounted for as an operating lease, and minimum rental income is recognized on a straight-line basis over the remaining term of the lease. Expected reimbursements for recoverable real estate taxes and operating expenses are included in tenant reimbursement income in the period when such costs are incurred.
Repairs and Maintenance
Expenditures for repairs and maintenance are expensed as incurred.
Use of Estimates
The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.

VEREIT ID Ruskin FL, LLC
NOTES TO THE STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES - (continued)
For the Three Months Ended March 31, 2016 (Unaudited) and
the Year Ended December 31, 2015

NOTE 3 – LEASE
The lease has a remaining term of approximately 13.4 years and provides for periodic fixed increases in base rent. The annual minimum future rental income on the non-cancelable operating lease from April 1, 2016 through the remainder of 2016 and through the initial lease expiration date of August 31, 2029 is as follows (in thousands):

Year Ending December 31,	Amount
April 1, 2016 - December 31, 2016	$4,659
2017	6,294
2018	6,389
2019	6,485
2020	6,582
Thereafter	61,328
Total	$91,737

The minimum future rental income is exclusive of rental income for the four, five-year renewal options included in the lease.
NOTE 4 – TENANT CONCENTRATION
For the three months ended March 31, 2016 and the year ended December 31, 2015, the Tenant accounted for 100% of the annual rental revenue for the Property. If the Tenant were to default on its lease, future revenues of the Property would be materially and adversely impacted.
NOTE 5 – COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company is not aware of any material pending legal proceedings of which the Property is the subject.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability, or other claim. The Company is not aware of any environmental matters which it believes are reasonably likely to have a material effect on the Property’s results of operations.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2016
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2015, the beginning of the most recent full fiscal year.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2016, as presented in its Quarterly Report on Form 10-Q filed with the SEC on August 12, 2016. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2015, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Six Months Ended June 30, 2016 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Six Months Ended June 30, 2016
	(a)
Revenues:
Rental and other property income	$36,562	$3,180	(b)	$39,742
Tenant reimbursement income	4,307	839	(c)	5,146
Total revenue	40,869	4,019		44,888

Expenses:
General and administrative	2,490	80	(d)	2,570
Property operating	2,230	341	(e)	2,571
Real estate tax	3,365	499	(f)	3,864
Advisory and performance fees	3,948	367	(g)	4,315
Acquisition-related	3,310	(2,177)	(h)	1,133
Depreciation and amortization	15,166	1,195	(i)	16,361
Total operating expenses	30,509	305		30,814
Operating income	10,360	3,714		14,074

Other expense:
Interest expense and other, net	(10,244)	(894)	(j)	(11,138)
Net income	$116	$2,820		$2,936

Weighted average number of common shares outstanding:
Class A common stock - basic and diluted	50,905,976	4,303,635	(k)	55,209,611
Class T common stock - basic and diluted	31,513	—		31,513

Net income per common share:
Class A common stock - basic and diluted	$0.00			$0.05
Class T common stock - basic and diluted	$(0.03)			$0.02
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

The following Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is presented as if the Company had acquired the Property on January 1, 2015, the beginning of the most recent full fiscal year. We have not presented a pro forma condensed balance sheet, as the transaction is already reflected in the Condensed Consolidated Unaudited Balance Sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 12, 2016.
This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2015, as presented in its Annual Report on Form 10-K filed with the SEC on March 29, 2016. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) is not necessarily indicative of what the Company’s actual results of operations would have been had it completed the above acquisition on January 1, 2015, nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Statement of Operations (Unaudited) only includes the impact of the acquisition of the Property, which is considered to be a significant property acquisition pursuant to Rule 3-14 of Regulation S-X.

	For the Year Ended December 31, 2015 As Reported	Acquisition Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2015
	(a)	(b)
Revenues:
Rental and other property income	$55,415	$6,759	(c)	$62,174
Tenant reimbursement income	5,833	1,530	(d)	7,363
Assignment fee income	12,767	—		12,767
Total revenue	74,015	8,289		82,304

Expenses:
General and administrative	4,126	156	(e)	4,282
Property operating	3,432	641	(f)	4,073
Real estate tax	4,694	910	(g)	5,604
Advisory and performance fees	5,929	777	(h)	6,706
Acquisition-related	7,561	—		7,561
Depreciation and amortization	23,380	2,612	(i)	25,992
Total operating expenses	49,122	5,096		54,218
Operating income	24,893	3,193		28,086

Other expense:
Interest expense and other, net	(18,053)	(1,666)	(j)	(19,719)
Net income	$6,840	$1,527		$8,367

Weighted average number of common shares outstanding:
Class A common stock - basic and diluted	31,204,356	4,553,846	(k)	35,758,202

Net income per common share:
Class A common stock - basic and diluted	$0.22			$0.23
See accompanying Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited).

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
June 30, 2016

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Six Months Ended June 30, 2016
a.    Reflects the Company’s historical condensed consolidated results of operations for the six months ended June 30, 2016.
b.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property.
c.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
d.    Reflects management’s estimate of the general and administrative expenses for the Property based on the Company’s historical results.
e.    Reflects the property operating expenses for the Property based on historical operating results of the Property.
f.    Reflects management’s estimate of real estate taxes for the Property based on actual property taxes.
g.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
h.     Represents the elimination of nonrecurring transaction costs incurred in the six-month period ended June 30, 2016 of $2.2 million that are directly related to the acquisition of the Property.
i.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

j.    Represents interest expense associated with borrowings on the Credit Facility. Assumes the Company financed approximately $62.2 million of the original purchase price of the Property with the Credit Facility at the pro forma acquisition date.
k.    Represents the weighted average common shares required to generate sufficient offering proceeds of approximately $41.4 million to fund the portion of the purchase price of the Property not funded with borrowings from the Credit Facility. The calculation assumes common shares were issued on January 1, 2015, at which time the Company offered a single class of common stock, referred to as Class A shares. On April 29, 2016, the Company began offering a second class of common stock, referred to as Class T shares.

COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) - (cont.)
December 31, 2015

Notes to Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the Year Ended December 31, 2015
a.    Reflects the Company’s historical condensed consolidated results of operations for the year ended December 31, 2015.
b.    In connection with the purchase of the Property, the Company incurred $2.2 million of acquisition-related transaction costs, which have been excluded from the Acquisition Pro Forma Adjustments for the year ended December 31, 2015, as these amounts represent nonrecurring charges.
c.    Represents the straight-line rental revenue in accordance with the lease agreement of the Property.
d.    Reflects the tenant reimbursement income for the Property based on historical operating results of the Property.
e.    Reflects management’s estimate of the general and administrative expenses based on the Company’s historical results.
f.    Reflects the property operating expenses for the Property based on historical operating results of the Property.
g.    Reflects management’s estimate of real estate taxes for the Property based on actual property taxes for the previous fiscal year.
h.    Represents the advisory fee paid to the Company’s advisor, which is calculated based on an annualized rate of 0.75% of the Company’s average invested assets. The advisory fee was calculated based on the purchase price of the Property.
i.    Represents depreciation and amortization expenses for the Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. Real estate and related assets, other than land, are depreciated or amortized on a straight-line basis. The estimated useful lives of the Company’s real estate and related assets by class are generally as follows:

Buildings	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lease term

j.    Represents interest expense associated with borrowings on the Credit Facility. Assumes the Company financed approximately $62.2 million of the original purchase price of the Property with the Credit Facility at the pro forma acquisition date.
k.    Represents the weighted average common shares required to generate sufficient offering proceeds of approximately$41.4 million to fund the portion of the purchase price of the Property not funded with borrowings from the Credit Facility. The calculation assumes common shares were issued on January 1, 2015, at which time the Company offered a single class of common stock, referred to as Class A shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2016	COLE OFFICE & INDUSTRIAL REIT (CCIT II), INC.
	By:	/s/ Nathan D. DeBacker
	Name:	Nathan D. DeBacker
	Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)